Exhibit 10.34

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACI"'), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF A WRITTEN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS.

GREENWAY TECHNOLOGIES, INC.

Subordinated Convertible Promissory Note

Dated: December 20, 2017 $166,667.00

For value received, Greenway Technologies, Inc., a Texas corporation (the "Company"), hereby promises to pay to the order of Tunstall Canyon Group, LLC, a Texas limited liability Company (together with its successors, representatives, and permitted assigns, the "Payee"), in accordance with the terms hereinafter provided, the principal amount of One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven and No/ 100 Dollars (S 166,667.00), together with interest from the date hereof (the "Issuance Date"), on the unpaid principal at the rate of4.50% per annum.

Interest shall be computed on the basis of a 360-day year of twelve 3D-day months and shall accrue commencing on the Issuance Date. Furthermore, upon the occurrence of an Event of Default (as defined below), then to the extent permitted by law, the Company will pay interest in cash to the Payee, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default until such Event of Default is cured at the maximum applicable legal rate per annum.

All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds by wire transfer to the Payee's bank account, pursuant to instructions to be provided by the Payee to the Company. The outstanding principal balance of this Note, plus all accrued interest, shall be due and payable as follows: On December 20, 2018, the sum of $86,667.00, plus accrued interest. On December 20, 2019, the sum of $80,000.00, plus accrued interest.

The Company reserves the right to prepay this Note (in whole or in part) prior to any maturity date with no prepayment penalty. Any such prepayment shall be applied against the principal due under this Note and shall be accompanied by the payment of accrued interest on the amount prepaid to the date of prepayment.

Provided, however, notwithstanding anything herein contained to the contrary, the Payee, in its sole discretion, in whole or in part and, in lieu of requiring that the Company make a cash payment of principal due on this Note on a due date as specified above, may elect instead to convert a portion of this Note and receive shares of the common stock of the Company, par value SO.OOOI per share (the "Common Stock") at the rate of $0.08 per share for each one dollar of cash payment which may be then due hereunder (the "Conversion Price"). All payments of accrued interest shall be in cash.

For example, if the Payee desires to receive the principal payment of $86,667.00 due on December 20, 2018, in shares of the Common Stock instead of cash, the Company shall issue to the Payee 1,083,333 shares of the Common Stock. If the Payee desires to receive the principal payment of $80,000.00 due on December 20, 2019, in shares of the Common Stock instead of cash, the Company shall issue to the Payee 1,000,000 shares of the Common Stock.

If any payment obligation under this Note is not paid when due, the Company promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default (an "Event of Default") occurs, this Note and any other obligations of the Company to the Payee, shall become due immediately, without demand or notice:

The failure of the Company to pay the principal and any accrued interest when due;
The liquidation or dissolution of the Company;
The filing of bankruptcy proceedings involving the Company as a debtor;
The application for the appointment of a receiver for the Company;
The making of a general assignment for the benefit of the Company's creditors;
The insolvency of the Company;
A misrepresentation by the Company to the Payee for the purpose of obtaining or extending credit; or
The sale of a material portion of the business or assets of the Company.

All payments due under this Note shall be subordinated and made junior, in all respects to the payment in full of all principal, all interest accrued thereon and all other amounts due on any indebtedness outstanding prior to the Issuance Date.

Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Texas, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

This Note may be transferred, sold, pledged, hypothecated or otherwise granted as security by the Payee subject only to the express prior written consent of the Company which consent shall not be unreasonably withheld.

No delay in enforcing any right of the Payee under this Note, or assignment by the Payee of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of an installment or the acceptance of a past-due installment shall be construed as a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without notice being given to Company. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

Covenants of the Company. The Company covenants that, while this Note is convertible (a) it will reserve from its authorized and unissued shares of the Common Stock a sufficient number of shares of the Common Stock to provide for the delivery of the shares of the Common Stock pursuant to any conversion of this Note, and (b) that all shares of the Common Stock which may be issued upon any such conversion of this Note will be fully paid and non-assessable.

2.                 Protection Against Dilution. Etc. In any of the following events, occurring after the Issuance Date, appropriate adjustment shall be made in the number of shares of the Common Stock to be deliverable upon any conversion of this Note and the purchase price per share of the Common Stock to be paid, so as to maintain the proportionate interest of the Payee as of the Issuance Date: (a) recapitalization of the Company through a split-up or reverse split of the outstanding shares of the Common Stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of the Common Stock, payable in shares of the Common Stock or other securities of the Company convertible into shares of the Common Stock, or (c) any of the events described in Paragraph 4 hereof.

3.                 Merger. Etc. In case the Company, or any successor, shall be consolidated or merged with another Company, or substantially all of its assets shall be sold to another company in exchange for stock, cash or other property with the view to distributing such stock, cash or other property to its shareholders, each of the shares of the

Common Stock purchasable by this Note shall be replaced tor the purposes hereof by the securities of the Company or cash or property issuable or distributable in respect of one share of the Common Stock of the Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof. Provided, however, notwithstanding anything herein contained to the contrary, in the event that the terms of any such consolidation, merger or sale call for the distribution of any cash or property to the shareholders of the Company, no such cash or property shall be distributable to the Payee in connection with any unconverted portion of this Note, unless the Payee shall have converted this Note pursuant to the terms of Paragraph 6 hereof and all other terms of this Note.

4.                 Notice of Certain Events. Upon the happening of any event requiring an adjustment of the Conversion Price, the Company shall forthwith give written notice thereof to the Payee stating the adjusted Conversion Price and the adjusted number of shares of the Common Stock purchasable upon the conversion hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Company shall determine the computation made hereunder. In the case of (a) any consolidation, merger, or sale affecting the Company and calling for the payment of cash or the delivery of property to shareholders of the Company, or (b) any voluntary or involuntary dissolution, liquidation, or winding up of the Company shall at any time be proposed, the Company shall give at least 20 days' prior written notice thereof to the Payee stating the date on which such event is to take place and the date (which shall be at least 20 days after the giving of such notice) as of which the holders of record of shares of the Common Stock shall be entitled to participate in any such event. If the Payee does not elect to convert any part of this Note as a result of any such notice, the Payee shall have no right with respect to any portion of this Note which shall remain unconverted to participate in (x) any such cash or other property resulting from any such consolidation, merger or sale, or (y) any voluntary or involuntary dissolution, liquidation, or winding up of the Company.

5.                 Shareholders' Rights. Until a valid conversion of this Note, the Payee shall not be entitled to any rights of a shareholder with respect to the shares of the Common Stock covered by this Note and not so converted; but immediately upon a conversion of this Note as provided herein, the Payee shall be deemed a record holder of the shares of the Common Stock received as a result of any such conversion.

6.                 Manner of Conversion. In order to convert this Note, the Payee shall surrender this Note, duly endorsed or assigned to the Company or, in blank, at the office of the Company, accompanied by a written Form of Conversion attached hereto (the "Conversion Notice") that the Payee elects to convert this Note or, if less than the entire amount thereof is to be converted, the portion thereof to be converted.

This Note shall be deemed to have been converted immediately prior to the close of business on the day of surrender of this Note for conversion in accordance with the foregoing provisions, and at such time the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of the shares of the Common Stock at such time. As promptly as practicable on or after a conversion date, but in no event later than five business days, the Company shall issue and shall deliver to the Payee a certificate or certificates for the number of full shares of the Common Stock issuable upon such conversion.

In case this Note is converted in part only, upon such conversion the Company shall execute and deliver to the Payee thereof, at the expense of the Company, a new Note, in the aggregate, in the number of shares of the Common Stock covered by the unconverted portion of this Note.

7.                 Limitation on Conversion. The Payee (including any successor, transferee or assignee) shall not have the right to convert any portion of this Note to the extent that after giving effect to such conversion, the Payee

(together with the Payee's affiliates) would beneficially own in excess of 9.99% (the "Maximum Percentage") of the number of shares of the Common Stock of the Company outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of the Common Stock beneficially owned by the Payee and its affiliates shall include the number of shares of the Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares Of the Common Stock which would be issuable upon (i) conversion of the remaining, non-converted portion of this Note beneficially owned by the Payee or any of its affiliates, and (ii) conversion of the unconverted or nonconverted portion of any other securities of the Company (including, without limitation, any other notes of the Company) subject to a limitation on conversion analogous to the limitation contained herein beneficially owned by the Payee or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this paragraph, in determining the number of outstanding shares of the Common Stock, the Payee may rely on the number of outstanding shares of the Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company, or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of the Common Stock outstanding. For any reason at any time, during regular business hours of the Company and upon the written request of the Payee, the Company shall within two business days confirm in writing to the Payee the number of shares of the Common Stock then outstanding. In any case, the number of outstanding shares of the Common Stock shall be determined after giving effect to the conversion of securities of the Company, including this Note, by the Payee or its affiliates since the date as of which such number of outstanding shares of the Common Stock was reported. By written notice to the Company, the Payee may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (A) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (B) any such increase or decrease will apply only to the Payee and not to any other party.

8. Representations and Covenants Of the Payee. The Payee represents and covenants that this Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law. This Note has been purchased for investment only and not with a view to distribution or resale, and may not be sold, pledged, hypothecated or otherwise transferred unless this Note or the shares of the Common Stock represented hereby are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the shares of the Common Stock to be issued upon any conversion of this Note:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Further, stop transfer instructions to the transfer agent of the shares of the Common Stock have been or will be placed with respect to the shares of the Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in this paragraph.

9.                 Fractional Shares. Upon the conversion of this Note, no fractions of shares of the Common Stock shall be issued. If any such fraction might exist, the number of shares of the Common Stock shall be rounded down to the nearest whole number of shares.

10.             Registration Obligation. The Company has not agreed to file and the Company does not anticipate the filing of a registration statement under the Securities Act to allow a public resale of this Note or the resale of any shares of the Common Stock issued upon the conversion of this Note.

11.              Loss. Theft. Destruction of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note and, in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor.

12.              Arbitration. Any controversy or claim arising out of or relating to this Note, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective Issuance Date. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be Fort Worth, Texas. Upon the application of either party to this Note, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Note, and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Note. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

13.              Benefit. All the terms and provisions of this Note shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns.

14 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission or email followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and Other fees prepaid, if to the Company addressed to Mr. D. Patrick Six at 8851 Camp Bowie West Boulevard, Suite 240, Fort Worth, Texas 761 16, telephone (817) 709-8567, and email patrick.six@gwtechinc.com; and if to the Payee addressed to Tunstall Canyon Group, LLC at 300 County Road 438, Eastland, Texas 76448, and email stanwoods219@gmail.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

15.              Construction. Words of any gender used in this Note shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Note shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

16.              Headings. The headings used in this Note are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Note, and in no way effect or constitute a part of this Note.

17.              Invalidity. In the event any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Note.

18.              Law Governing. This Note shall be construed and governed by the laws of the State of Texas, and all obligations hereunder shall be deemed performable in Tarrant County, Texas.

IN WITNESS WHEREOF, this Note has been issued on December 20, 2017.

GREENWAY TECHNOLOGIES, [NC.